                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                               CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     October 6, 1999
                                                 ------------------------------

                            AMERICAN AIRLINES, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                   1-2691                           13-1502798
-------------------------------------------------------------------------------
   (State of            (Commission File Number)               (IRS Employer
 Incorporation)                                             Identification No.)



4333 Amon Carter Blvd.        Fort Worth, Texas                   76155
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)




                                 (817) 963-1234
                -----------------------------------------------
                        (Registrant's telephone number)

ITEM 7. EXHIBITS. The following documents are filed with reference to the Registration Statement on Form S-3 (Registration No. 333-74937) of American Airlines, Inc. (the "Company"):

1          Underwriting Agreement, dated September 23, 1999, between the
           Company and Credit Suisse First Boston Corporation and Morgan
           Stanley & Co. Incorporated.

4(a)(1)    Pass Through Trust Agreement dated as of October 1, 1999 between the
           Company and State Street Bank and Trust Company of Connecticut,
           National Association, as Trustee (the "Pass Through Trustee")

4(a)(2) Trust Supplement No. 1999-1A-1, dated as of October 6, 1999, between the Company and the Pass Through Trustee

4(a)(3)    Form of 6.855% American Airlines Pass Through Certificate, Series
           1999-1A-1 (included in Exhibit 4(a)(2))

4(a)(4) Trust Supplement No. 1999-1A-2, dated as of October 6, 1999, between the Company and the Pass Through Trustee

4(a)(5)    Form of 7.024% American Airlines Pass Through Certificate, Series
           1999-1A-2 (included in Exhibit 4(a)(4))

4(a)(6) Trust Supplement No. 1999-1B, dated as of October 6, 1999, between the Company and the Pass Through Trustee

4(a)(7)    Form of 7.324% American Airlines Pass Through Certificate, Series
           1999-1B (included in Exhibit 4(a)(6))

4(a)(8) Trust Supplement No. 1999-1C, dated as of October 6, 1999, between the Company and the Pass Through Trustee

4(a)(9)    Form of 7.155% American Airlines Pass Through Certificate, Series
           1999-1C (included in Exhibit 4(a)(8))

4(b)(1)    Intercreditor Agreement, dated as of October 6, 1999, among the Pass
           Through Trustee, Bayerische Landesbank Girozentrale (the "Liquidity
           Provider") and State Street Bank and Trust Company of Connecticut,
           National Association, as Subordination Agent (the "Subordination
           Agent")

4(c)(1) Revolving Credit Agreement (1999-1A-1), dated as of October 6, 1999, between the Subordination Agent and the Liquidity Provider

4(c)(2) Revolving Credit Agreement (1999-1A-2), dated as of October 6, 1999, between the Subordination Agent and the Liquidity Provider

4(c)(3) Revolving Credit Agreement (1999-1B), dated as of October 6, 1999, between the Subordination Agent and the Liquidity Provider

4(c)(4) Revolving Credit Agreement (1999-1C), dated as of October 6, 1999, between the Subordination Agent and the Liquidity Provider

4(d)(1) Participation Agreement (N908AN), dated as of October 6, 1999, among the Company, the Pass Through Trustee, the Subordination Agent and
           State Street Bank and Trust Company of Connecticut, National
           Association, as loan trustee (the "Loan Trustee"), and State Street
           Bank and Trust Company of Connecticut, National Association, in its individual capacity as set forth therein

4(d)(2)    Indenture and Security Agreement (N908AN), dated as of October 6,
           1999, between the Company and the Loan Trustee

4(d)(3) Form of Series 1999-1 Equipment Notes issued in connection with the Boeing aircraft bearing U.S. registration no. N908AN (included in Exhibit 4(d)(2))

23(a)      Consent, dated September 22, 1999, of Aircraft Information Services,
           Inc.

23(b)      Consent, dated September 22, 1999, of Aviation Solutions, Inc.

23(c)      Consent, dated September 22, 1999, of Morten Beyer & Agnew

99(a)      Schedule I

         Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99(a) filed herewith contains a list of other documents applicable to the Boeing aircraft that relate to the offering of the Company's Pass Through Certificates, Series 1999-1, which documents are substantially identical to those applicable to the Boeing 737-823 aircraft bearing United States registration number N908AN and which are filed herewith as Exhibits 4(d)(1), 4(d)(2) and 4(d)(3). Exhibit 99(a) sets forth the details by which such other documents differ from the corresponding documents filed in respect of the aircraft bearing United States registration number N908AN.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN AIRLINES, INC.




Date:    October 6, 1999            By:  /s/ Charles D. MarLett
                                         -------------------------------------
                                         Charles D. MarLett
                                         Corporate Secretary

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
1          Underwriting Agreement, dated September 23, 1999, between the
           Company and Credit Suisse First Boston Corporation and Morgan
           Stanley & Co. Incorporated.

4(a)(1)    Pass Through Trust Agreement dated as of October 1, 1999 between the
           Company and State Street Bank and Trust Company of Connecticut,
           National Association, as Trustee ("the Pass Through Trustee")

4(a)(2) Trust Supplement No. 1999-1A-1, dated as of October 6, 1999, between the Company and the Pass Through Trustee

4(a)(3)    Form of 6.855% American Airlines Pass Through Certificate, Series
           1999-1A-1 (included in Exhibit 4(a)(2))

4(a)(4) Trust Supplement No. 1999-1A-2, dated as of October 6, 1999, between the Company and the Pass Through Trustee

4(a)(5)    Form of 7.024% American Airlines Pass Through Certificate, Series
           1999-1A-2 (included in Exhibit 4(a)(4))

4(a)(6) Trust Supplement No. 1999-1B, dated as of October 6, 1999, between the Company and the Pass Through Trustee

4(a)(7)    Form of 7.324% American Airlines Pass Through Certificate, Series
           1999-1B (included in Exhibit 4(a)(6))

4(a)(8) Trust Supplement No. 1999-1C, dated as of October 6, 1999, between the Company and the Pass Through Trustee

4(a)(9)    Form of 7.155% American Airlines Pass Through Certificate, Series
           1999-1C (included in Exhibit 4(a)(8))

4(b)(1)    Intercreditor Agreement, dated as of October 6, 1999, among the Pass
           Through Trustee, Bayerische Landesbank Girozentrale (the "Liquidity
           Provider") and State Street Bank and Trust Company of Connecticut,
           National Association, as Subordination Agent (the "Subordination
           Agent")

4(c)(1) Revolving Credit Agreement (1999-1A-1), dated as of October 6, 1999, between the Subordination Agent and the Liquidity Provider

4(c)(2) Revolving Credit Agreement (1999-1A-2), dated as of October 6, 1999, between the Subordination Agent and the Liquidity Provider

4(c)(3) Revolving Credit Agreement (1999-1B), dated as of October 6, 1999, between the Subordination Agent and the Liquidity Provider

4(c)(4) Revolving Credit Agreement (1999-1C), dated as of October 6, 1999, between the Subordination Agent and the Liquidity Provider

4(d)(1) Participation Agreement (N908AN), dated as of October 6, 1999, among the Company, the Pass Through Trustee, the Subordination Agent and
           State Street Bank and Trust Company of Connecticut, National
           Association, as loan trustee (the "Loan Trustee"), and State Street
           Bank and Trust Company of Connecticut, National Association, in its individual capacity as set forth therein

4(d)(2)    Indenture and Security Agreement (N908AN), dated as of October 6,
           1999, between the Company and the Loan Trustee

4(d)(3) Form of Series 1999-1 Equipment Notes issued in connection with the Boeing aircraft bearing U.S. registration no. N908AN (included in Exhibit 4(d)(2))

23(a)      Consent, dated September 22, 1999, of Aircraft Information Services,
           Inc.

23(b)      Consent, dated September 22, 1999, of Aviation Solutions, Inc.

23(c)      Consent, dated September 22, 1999, of Morten Beyer & Agnew

99(a)      Schedule I